TRANSAMERICA FUNDS

Supplement to the Currently Effective Class R, Class R4 and Class I3 Prospectus

and Summary Prospectuses

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Transamerica International Equity

Transamerica Large Core

Transamerica Large Growth

Transamerica Mid Cap Growth

Transamerica Small Cap Core

Transamerica Small Cap Growth

Effective immediately, the following sentence in the “Purchase and Sale of Fund Shares” section of the Prospectus and Summary Prospectuses for Transamerica International Equity, Transamerica Large Core, Transamerica Large Growth, Transamerica Mid Cap Growth, Transamerica Small Cap Core and Transamerica Small Cap Growth is deleted:

The fund is not currently available for investment.

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Investors Should Retain this Supplement for Future Reference

March 24, 2017